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The JPM Pierpont Funds
Supplement dated May 20, 1997 to the Statement of Additional Information dated April 30, 1997
(Supersedes  May 12, 1997  Statement of  Additional  Information Supplement)


The following Funds have changed their respective names:

From                                        To
The JPM Pierpont Money Market Fund          JPM Pierpont Prime Money Market Fund
The JPM Pierpont Equity Fund                The JPM Pierpont U.S. Equity Fund
The JPM Pierpont Capital Appreciation Fund  The JPM Pierpont U.S. Small Company
                                            Fund

The names of the Portfolios corresponding to the Money Market and Equity Funds changed accordingly.

The Portfolio corresponding to the International Equity Fund has also changed its name to The International Equity Portfolio.

The paragraph entitled "Additional U.S. Government Obligations" under the section "Money Market Instruments" is replaced with the following:

     Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.